GOLDMAN SACHS TRUST

Goldman Sachs Fundamental Equity Growth Funds

Class A, Class C, Institutional, Service, Investor, Class R, Class R6 and Class P Shares, as applicable, of the

Goldman Sachs Strategic Growth Fund, Goldman Sachs Enhanced Core Equity Fund, Goldman Sachs Large Cap Core Fund and Goldman Sachs U.S. Equity ESG Fund

(the “Funds”)

Supplement dated January 10, 2025 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (the “SAI”),

each dated December 29, 2024

Effective March 15, 2025, Stephen E. Becker will no longer serve as a portfolio manager for the Funds.

Steven M. Barry, Managing Director, Chief Investment Officer—Fundamental Equity, will continue to serve as a portfolio manager for the Funds. Kevin Martens, Managing Director, will continue to serve as a portfolio manager for the Goldman Sachs U.S. Equity ESG Fund, Goldman Sachs Enhanced Core Equity Fund and Goldman Sachs Large Cap Core Fund. Jenny Chang, Managing Director, will continue to serve as a portfolio manager for Goldman Sachs Enhanced Core Equity Fund and Goldman Sachs Large Cap Core Fund. Sung Cho, Managing Director, and Charles “Brook” Dane, Managing Director, will continue to serve as portfolio managers for Goldman Sachs Strategic Growth Fund.

Accordingly, as of the close of business on March 15, 2025, the Funds’ disclosures are modified as follows:

All references to Mr. Becker in the Prospectuses, Summary Prospectuses and SAI are deleted in their entirety.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

EQG1PMSTK 01-25